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                                                                   EXHIBIT 10.77

                                WARRANT AGREEMENT

               AGREEMENT, dated as of this 19th day of March, 1998, between ACCUMED INTERNATIONAL, INC., a Delaware corporation (the "Company"), and COMMONWEALTH ASSOCIATES, a New York corporation ("Commonwealth").

                               W I T N E S S E T H

               WHEREAS, in connection with a private placement (the "Private Placement") of a minimum of forty (40) and a maximum of sixty (60) units ("Units"), each Unit consisting of shares of the Company's Common Stock, $.01 par value per share ("Common Stock") and Common Stock purchase warrants ("Warrants"), each Warrant exercisable to purchase one share of the Company's Common Stock, the Company will issue up to 8,000,000 Warrants; and

               NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, and the holders of certificates representing the Warrants, the parties hereto agree as follows:

               SECTION 1. Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

               (a) "Common Stock" shall mean stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the distributions of earnings and assets of the Company without limit as to amount or percentage, which at the date hereof consists of 50,000,000 authorized shares of Common Stock, $.01 par value per share.

               (b) "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered, which office is located at the date hereof at 900 North Franklin Street, Suite 401, Chicago, Illinois 60610.

               (c) "Exercise Date" shall mean, as to any Warrant, the date on which the Company shall have received both (a) the Warrant Certificate representing such Warrant, with the exercise form thereon properly completed and duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (b) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.

               (d) "Initial Warrant Exercise Date" shall mean (i) March 19, 1998 with



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respect to Warrants to purchase up to 3,183,200 shares (39.79%) of Common
Stock issuable pursuant to this Warrant Agreement and (ii) the date in which the Company has a sufficient number of authorized shares of Common Stock reserved for issuance (after taking into account all shares reserved for issuance on the conversion of convertible securities and the exercise of outstanding options and warrants) to permit the issuance of the shares of Common Stock to be issued pursuant to the exercise of the Warrants ("Authorized Share Date") with respect to Warrants to purchase up to 4,816,800 shares (60.21%) of Common Stock issuable pursuant to this Warrant Agreement.

               (e) "Market Price" shall mean (i) the average closing bid price of the Common Stock, for twenty (20) consecutive trading days ending on the Calculation Date as reported by Nasdaq, if the Common Stock is traded on the SmallCap Market, or (ii) the average last reported sales price of the Common Stock, for twenty (20) consecutive trading days ending on the Calculation Date, as reported by the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange, or by Nasdaq, if the Common Stock is traded on the Nasdaq National Market.

               (f) "Purchase Price" shall mean the purchase price to be paid upon exercise of each Warrant in accordance with the terms hereof, which price shall be $0.75 per share subject to adjustment from time to time pursuant to the provisions of Section 8 hereof and subject to the Company's right to reduce the Purchase Price upon notice to all warrantholders.

               (g) "Redemption Price" shall mean the price at which the Company may, at its option in accordance with the terms hereof, redeem the Warrants which price shall be $0.25 per Warrant.

               (h) "Registered Holder" shall mean the person in whose name any certificate representing Warrants shall be registered on the books maintained by the Company.

               (i) "Warrant Expiration Date" shall mean 5:00 P.M. (New York time) on March 19, 2005, or such earlier date as the Warrants shall be redeemed, provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 P.M. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. Upon notice to all warrantholders the Company shall have the right to extend the Warrant Expiration Date.

               SECTION 2.    Warrants and Issuance of Warrant Certificates.

               (a) A Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase one share of Common Stock upon the exercise thereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 8.



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               (b) From time to time, up to the Warrant Expiration Date, the
Company shall execute and deliver stock certificates in required whole number denominations representing up to an aggregate of 8,000,000 shares of Common Stock, subject to adjustment as described herein, upon the exercise of Warrants in accordance with this Agreement.

               (c) From time to time, up to the Warrant Expiration Date, the Company shall execute and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) those initially issued hereunder, (ii) those issued on or after the Initial Warrant Exercise Date, upon the exercise of fewer than all Warrants represented by any Warrant Certificate, to evidence any unexercised Warrants held by the exercising Registered Holder, (iii) those issued upon any transfer or exchange pursuant to Section 6; (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7; and (v) at the option of the Company, in such form as may be approved by the its Board of Directors, to reflect (a) any adjustment or change in the Purchase Price or Target Price (as defined in Section 9) or the number of shares of Common Stock purchasable upon exercise of the Warrants, made pursuant to Section 8 hereof and (b) other modifications approved by Warrantholders in accordance with Section 16 hereof.

               SECTION 3. Form and Execution of Warrant Certificates. (a) The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed, engraved or typed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen, or destroyed Warrant Certificates) and issued in registered form. Warrants shall be numbered serially with the letter W.

               (b) Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer or Chief Financial Officer and by its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before the date of issuance of the Warrant Certificates and issue and delivery thereof, such Warrant Certificates may nevertheless be issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company. After execution by the Company, Warrant Certificates shall be delivered by the Company to the Registered Holder.



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               SECTION 4.    Exercise.

               (a) Each Warrant may be exercised by the Registered Holder thereof at any time on or after the Initial Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder upon exercise thereof as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date the Company shall deposit the proceeds received from the exercise of a Warrant, and promptly after clearance of checks received in payment of the Purchase Price pursuant to such Warrants, cause to be issued and delivered by the Transfer Agent, to the person or persons entitled to receive the same, a certificate or certificates for the securities deliverable upon such exercise, (plus a certificate for any remaining unexercised Warrants of the Registered Holder). Notwithstanding the foregoing, in the case of payment made in the form of a check drawn on an account of Commonwealth or such other investment banks and brokerage houses as the Company shall approve, certificates shall promptly be issued without any delay.

               SECTION 5. Reservation of Shares; Listing; Payment of Taxes; etc.
(a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants and payment of the Purchase Price pursuant to the terms hereof shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

               (b) The Company will use reasonable efforts to obtain appropriate approvals or registrations (in such states as requested in writing by or on behalf of any Warrantholders) under state "blue sky" securities laws or compliance with exemption requirements (if such exemptions are not self executing) with respect to the exercise of the Warrants; provided, however, that the Company shall not be obligated to file any general consent to service of process or qualify as a foreign corporation in any jurisdiction. With respect to any such securities laws, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

               (c) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance, or delivery of any shares upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then



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no such delivery shall be made unless (i) the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any and (ii) the Registered Holder has provided documentation satisfactory to the Company's counsel that such issuance is not in violation of applicable Federal and state securities laws.

               SECTION 6.    Exchange and Registration of Transfer.

               Subject to the restrictions on transfer contained in the Warrant Certificates and the Subscription Agreements and Registration Rights Agreements (the "Subscription Agreements") between the Company and the purchasers of Units:

               (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Company at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute, and the Company shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

               (b) The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant Certificate at its Corporate Office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

               (c) With respect to all Warrant Certificates presented for registration of transfer, or for exchange or exercise, the subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing provided to the Company.

               (d) The Company may require payment by such Registered Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

               (e) All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly cancelled by the Company and thereafter retained by the Company until termination of this Agreement or resignation of the Company or, with the prior written consent of Commonwealth, disposed of or destroyed.

               (f) Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant Certificate as the absolute



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owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

               SECTION 7. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and (in the absence of notice to the Company that the Warrant Certificate has been acquired by a bonafide purchaser) countersign and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

               SECTION 8. Adjustment of Exercise Price and Number of Shares of Common Stock or Warrants.

               (a) Subject to the exceptions referred to in Section 8(g) below, in the event the Company shall, at any time or from time to time after the date hereof, sell any shares of Common Stock for a consideration per share less than the current fair market value per share of the Common Stock on the date of the sale or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent) determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection 8(f)(F) below), if any, for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

                      Upon each adjustment of the Purchase Price pursuant to this Section 8, the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Section 8(b) hereof) be such number of shares (calculated to the nearest tenth) purchasable at the Purchase Price immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment.



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               (b) The Company may elect, upon any adjustment of the Purchase
Price hereunder, to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this
Section 8, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrant Certificates on the date of such adjustment Warrant Certificates evidencing, subject to Section 11 hereof, the number of additional Warrants to which such Registered Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Registered Holder in substitution and replacement for the Warrant Certificates held by it prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrant Certificates evidencing the number of Warrants to which such Registered Holder shall be entitled after such adjustment.

               (c) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

               (d) Irrespective of any adjustments or changes in the Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option



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to issue new Warrant Certificates pursuant to Section 2(c) hereof, continue to express the Purchase Price per share and the number of shares purchasable thereunder as the Purchase Price per share, and the number of shares purchasable were expressed in the Warrant Certificates when the same were originally issued.

               (e) After each adjustment of the Purchase Price pursuant to this
Section 8, the Company will promptly prepare a certificate signed by the Chairman, Chief Executive Officer or Chief Financial Officer, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants, the number of Warrants to which the registered holder of each Warrant shall then be entitled, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly cause a brief summary thereof to be sent by ordinary first class mail to Commonwealth and to each Registered Holder of Warrants at his last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

               (f) For purposes of Section 8(a) and 8(b) hereof, the following provisions (A) to (F) shall also be applicable:

                      (A) The number of shares of Common Stock outstanding at
               any given time shall include shares of Common Stock owned or held by or for the account of the Company and the sale or issuance of such treasury shares or the distribution of any such treasury shares shall not be considered a Change of Shares for purposes of said sections.

                      (B) No adjustment of the Purchase Price shall be made
               unless such adjustment would require an increase or decrease of at least $.10 in such price; provided that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $.10 in the Purchase Price then in effect hereunder.

                      (C) In case of (1) the sale by the Company for cash of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock without the payment of any further consideration other than cash, if any



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               (such convertible or exchangeable securities being herein called
               "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the Company of any consideration therefor, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, in each case, if (and only if) the consideration payable to the Company upon the exercise of such rights, warrants or options shall consist of cash, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than the Market Price of the Common Stock on the date of the issuance or sale of such rights, warrants or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be outstanding shares of Common Stock for purposes of Sections 8(a) and 8(b) hereof and shall be deemed to have been sold for cash in an amount equal to such price per share.

                      (D) In case of the sale by the Company for cash of any
               Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing
               (x) the total amount of consideration received by the Company for the sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such convertible Securities) is less than the Market Price of the Common Stock on the date of the sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be outstanding shares of Common Stock for purposes of Sections 8(a) and 8(b) hereof and shall



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               be deemed to have been sold for cash in an amount equal to such price per share.

                      (E) If the exercise or purchase price provided for in any
               right, warrant or option referred to in (C) above, or the rate at which any Convertible Securities referred to in (C) or (D) above are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Purchase Price then in effect hereunder shall forthwith be readjusted to such Purchase Price as would have obtained (1) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities, (2) had adjustments been made on the basis of the Purchase Price as adjusted under clause (1) for all transactions (which would have affected such adjusted Purchase Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities, and (3) had any such rights, warrants, options or Convertible Securities then still outstanding been originally issued or sold at the time of such change. On the expiration of any such right, warrant or option or the termination of any such right to convert or exchange any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be readjusted to such Purchase Price as would have obtained (a) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Purchase Price as adjusted under clause (a) for all transactions (which would have affected such adjusted Purchase Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

                      (F) In case of the sale for cash of any shares of Common
               Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefore shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith.

               (g) No adjustment to the Purchase Price of the Warrants or to the number of shares of Common Stock purchasable upon the exercise of each Warrant will be made,



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however,

                    (i) upon the exercise of any of the options presently
               outstanding under the Company's Stock Option Plans (the "Plans") for officers, directors and certain other key personnel of and consultants to, the Company; or

                   (ii) upon the grant or exercise of any other options which may hereafter be granted or exercised under the Plans or under any other employee benefit plan of the Company; or

                  (iii) upon the sale or exercise of the Warrants or any other
               Warrants issued by the Company, including the warrants to be issued to Commonwealth in connection with the Private Placement; or

                   (iv) upon the issuance or sale of Common Stock or Convertible
               Securities upon the exercise of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold; or

                    (v) upon the issuance or sale of Common Stock upon
               conversion or exchange of any Convertible Securities, whether or not any adjustment in the Purchase Price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold; or

                   (vi) upon any amendment to or change in the terms of any
               rights or warrants to subscribe for or purchase, or options for the purchase of, Common Stock or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Stock or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than rights, warrants, options or Convertible Securities issued or sold after the close of business on the date of the original issuance of the Warrants (i) for which an adjustment in the Purchase Price then in effect was theretofore made or required to be made, upon the issuance or sale thereof, or (ii) for which such an adjustment would have been required had the exercise or purchase price of such rights, warrants or options at the time of the issuance or sale thereof or the rate of conversion or exchange of such Convertible Securities, at the time of the sale



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               of such Convertible Securities, or the issuance or sale of rights or warrants to subscribe for or purchase, or options for the purchase of, such Convertible Securities, been the price or rate as changed, in which case the provisions of Section 8(f)(E) hereof shall be applicable if, but only if, the exercise or purchase price thereof, as changed, or the rate of conversion or exchange thereof, as changed, consists of cash or requires the payment of additional consideration, if any, consisting of cash and the Company did not receive any consideration other than cash, if any, in connection with such change).

               (h) As used in this Section 8, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Units and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Certificate of Incorporation, as amended, as Common Stock on the date of the original issue of the Units or (i), in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section 8(c) hereof, the stock, securities or property provided for in such section or (ii), in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

               (i) Any determination as to whether an adjustment in the Purchase Price in effect hereunder is required pursuant to Section 8, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

               (j) If and whenever the Company shall declare any dividends or distributions or grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company shall notify each of the then Registered Holders of the Warrants of such event prior to its occurrence to enable such Registered Holders to exercise their Warrants and participate as holders of Common Stock in such event.

               SECTION 9.    Redemption.

               (a) On not less than thirty (30) days' notice given at any time after the date hereof (the "Redemption Notice"), to Registered Holders of the Warrants being redeemed, the Warrants may be redeemed, at the option of the Company, at a redemption price of $0.25 per

Warrant, provided (i) the Market Price of the Common Stock shall equal or exceed $4.50 per share (the "Target Price"), subject to adjustment as set forth in
Section 9(f), below and (ii) there is an effective registration statement covering the shares of Common Stock issuable upon exercise of the Warrants. All Warrants must be redeemed if any are redeemed. For purposes of this Section 9, the Calculation Date shall mean a date within 15 days of the mailing of the Redemption Notice. The date fixed for redemption of the Warrants is referred to herein as the "Redemption Date".

               (b) If the conditions set forth in Section 9(a) are met, and the Company desires to exercise its right to redeem the Warrants, it shall mail a Redemption Notice to each of the Registered Holders of the Warrants to be redeemed, first class, postage prepaid, not later than the thirtieth day before the date fixed for redemption, at their last address as shall appear on the records maintained pursuant to Section 6(b). Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

               (c) The Redemption Notice shall specify (i) the redemption price,
(ii) the Redemption Date, (iii) the place where the Warrant Certificates shall be delivered and the redemption price paid, (iv) that the right to exercise the Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Registered Holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

               (d) Any right to exercise a Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, Registered Holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, payment of the Redemption Price.

               (e) From and after the Redemption Date, the Company shall, at the place specified in the Redemption Notice, upon presentation and surrender to the Company by or on behalf of the Registered Holder thereof of one or more Warrant Certificates evidencing Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Registered Holder a sum in cash equal to the Redemption Price of each such Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the Warrant Certificates, except the right to receive payment of the Redemption Price, shall cease.

               (f) If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Target Price shall be proportionally adjusted by the ratio which the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock to be outstanding immediately after such event.

               SECTION 10.   Registration Under The Securities Act of 1933.

               The Company agrees to register for resale the shares of Common Stock issued or issuable upon exercise of Warrants under the Securities Act of 1933, as amended (the "Act") as more fully set forth in Section IV of the Subscription Agreement between the Company and each of the investors in the Private Placement.

               SECTION 11.   Fractional Warrants and Fractional Shares.

               (a) If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 8 hereof, the Company shall nevertheless not be required to issue fractions of shares of Common Stock, upon exercise of the Warrants or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share of Common Stock called for upon any exercise of a Warrant, the Company shall pay to the Registered Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

                      (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market System or Nasdaq SmallCap Market, the current market value shall be the last reported sale price of the Common Stock on such exchange on the last trading day prior to the date of exercise of the applicable Warrant or if no such sale is made on such day or no last reported sale price is quoted, the average of the closing bid and asked prices for such day on such exchange or system; or

                      (2) If the Common Stock is listed in the over-the-counter
               market (other than on Nasdaq) or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                      (3) If the Common Stock is not so listed or admitted to
               unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

               SECTION 12. Warrant Holders Not Deemed Stockholders. No Holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the Holder of

Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised an applicable Warrant and been issued shares of Common Stock with respect thereto in accordance with the provisions hereof.

               SECTION 13. Rights of Action. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants, and any Registered Holder of a Warrant, without consent of the Company or of the holder of any other Warrant, may, on its own behalf and for its own benefit, enforce against the Company his right to exercise its Warrant for the purchase of shares of Common Stock in the manner provided in the Warrant Certificate and this Agreement.

               SECTION 14. Agreement of Warrant Holders. Every holder of a Warrant, by his acceptance thereof, consents and agrees with the Company, and every other holder of a Warrant that:

               (a) The Warrants are transferable only on the registry books of the Company by the Registered Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the Corporate Office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company in their sole discretion, together with payment of any applicable transfer taxes; and

               (b) The Company may deem and treat the person in whose name the Warrant Certificate is registered as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 7 hereof.

               SECTION 15. Cancellation of Warrant Certificates. If the Company shall purchase or acquire any Warrant or Warrants, the Warrant Certificate or Warrant Certificates evidencing the same shall thereupon be cancelled by the Company and retired; the Company shall also cancel Common Stock following exercise of any or all of the Warrants represented thereby or delivered to it for transfer, splitup, combination or exchange.

               SECTION 16. Modification of Agreement. Subject to the provisions of Section 4(b), the parties hereto may by supplemental agreement make any changes or corrections in this Agreement (i) that it shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; (ii) to reflect an increase in the number of Warrants which are to be governed by this Agreement pursuant to the adjustment provisions of Section 8 hereof or resulting from an increase in the size of the Private Placement; or (iii) that it may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Warrant Certificates representing not less than 50% of the Warrants then outstanding; and provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Purchase Price therefor, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant Certificate representing such Warrant, other than as otherwise provided herein.

               SECTION 17. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company, at 900 North Franklin Street, Suite 401, Chicago, IL 60610, Attention: Paul F. Lavallee, Chairman and Chief Executive Officer; and if to Commonwealth at Commonwealth Associates, 830 Third Avenue, New York, New York 10022, Attention: Keith Rosenbloom.

               SECTION 18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws.

               SECTION 19. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company (and their respective successors and assigns) and the Registered Holders from time to time of Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

               SECTION 20. Termination. This Agreement shall terminate on the earlier to occur of (i) the close of business on the Expiration Date of all the Warrants; or (ii) the date upon which all Warrants have been exercised.

               SECTION 21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute a single document.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                       ACCUMED INTERNATIONAL, INC.



                                       By:    /s/ PAUL F. LAVALLEE, Chairman and
                                                      Chief Executive Officer


                                       COMMONWEALTH ASSOCIATES


                                       By:    /s/ JOSEPH P. WYNNE

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

No.                                                                     Warrants


                          VOID AFTER ____________, 2005

                        WARRANT CERTIFICATE FOR PURCHASE
                                 OF COMMON STOCK

                           ACCUMED INTERNATIONAL, INC.


               This certifies that FOR VALUE RECEIVED ________________________ or registered assigns (the "Registered Holder") is the owner of the number of Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $0.01 par value per share ("Common Stock") of AccuMed International, Inc., a Delaware corporation (the "Company"), at any time commencing on , 1998, with respect to Warrants to purchase up to ________ shares ( %) of Common Stock represented hereby, and (ii) the date in which the Company has a sufficient number of authorized shares of Common Stock reserved for issuance (after taking into account all shares reserved for issuance on the conversion of convertible securities and the exercise of outstanding options and warrants) to permit the issuance of the shares of Common Stock to be issued pursuant to the exercise of the Warrants ("Authorized Share Date") with respect to Warrants to purchase up to _______ shares ( %) of Common Stock represented hereby, and in both cases,and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Exercise Form on the reverse hereof properly completed and duly executed, at the corporate office of the Company, accompanied by payment of an amount equal to $_______ for each Warrant (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to AccuMed International, Inc. The Company may, at its election, reduce the Purchase Price.

               This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated March __, 1998 between the Company and Commonwealth Associates in connection with a private placement (the "Private Placement") of Units of the Company.

               In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

               Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued in respect thereto. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver to the Registered Holder a new Warrant Certificate or Warrant Certificates of like tenor, which the Company shall countersign, for the balance of such Warrants.

               The term "Expiration Date" shall mean 5:00 P.M. (New York time) on March __, 2005, or such earlier date as the Warrants shall be redeemed, provided that if such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. The Company may, at its sole election, extend the Expiration Date.

               This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Company, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

               Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any of the rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

               The Warrants represented hereby may be redeemed at the option of the Company, at a redemption price of $.25 per Warrant at any time after the date hereof, provided (i) the Market Price (as defined in the Warrant Agreement) for the Common Stock shall equal or exceed $4.50 per share and (ii) there is an effective registration statement covering the shares of Common Stock issuable upon exercise of the Warrants. Notice of redemption shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrants represented hereby except to receive the $.25 in cash per Warrant upon surrender of this Warrant Certificate.

               Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

               This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law provisions thereof.

               IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

                                            ACCUMED INTERNATIONAL, INC.


Dated:  _____________, 1998

                                            By:_____________________________


                                            By:______________________________
[seal]


Attest:



_____________________________
Joyce Wallach
Secretary and General Counsel

                               NOTICE OF EXERCISE

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants

               The undersigned Registered Holder hereby irrevocably elects to exercise ______________________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                     _______________________________________
                     _______________________________________
                     _______________________________________
                     _______________________________________
                     [please print or type name and address]

and be delivered to

                     _______________________________________
                     _______________________________________
                     _______________________________________
                     _______________________________________
                     [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

               The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                                            ____________________________________
                                            (Name of NASD Member)
Dated:  ______________________
X______________________
        _________________
        __________________
                                     Address

                                            ______________________
Taxpayer Identification Number

__________________________
Signature Guaranteed

____________________

                                   ASSIGNMENT


                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants


FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto


                   PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER




                     _______________________________________
                     _______________________________________
                     _______________________________________
                     _______________________________________
                     [please print or type name and address]



_________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
___________________________________________________________________ Attorney to
transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:  ____________________
X________________________

Signature Guaranteed


_________________________


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                                    AMENDMENT
                                     TO THE
                                WARRANT AGREEMENT



        Amendment No. 1 to the Warrant Agreement (the "Warrant Agreement") dated March 19, 1998 between AccuMed International, Inc., a Delaware corporation (the "Company"), and Commonwealth Associates (the "Placement Agent"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Warrant Agreement.

        The parties hereto agree to the following amendments to the terms of the Warrant Agreement:

        1. The number "8,000,000" in the first "WHEREAS" clause is hereby deleted and the number "8,686,667" is inserted in lieu thereof.

        2. Section 1(d) of the Warrant Agreement is hereby deleted, and the following is inserted in lieu thereof:

               "(d) "Initial Warrant Exercise Date" shall mean (i) March 19, 1998 with respect to Warrants to purchase up to 3,456,424 shares (39.79%) of Common Stock issuable pursuant to this Warrant Agreement and
        (ii) the date in which the Company has a sufficient number of authorized shares of Common Stock reserved for issuance (after taking into account all shares reserved for issuance on the conversion of convertible securities and the exercise of outstanding options and warrants) to permit the issuance of the shares of Common Stock to be issued pursuant to the exercise of the Warrants ("Authorized Share Date") with respect to Warrants to purchase up to 5,230,243 shares (60.21%) of Common Stock issuable pursuant to this Warrant Agreement.

        3. The date "March 19, 2005" in Section 1(i) is hereby deleted and the date "March 23, 2005" is inserted in lieu thereof.

        4. The number "8,000,000" in Section 2(b) is hereby deleted and the number "8,686,667" is inserted in lieu thereof.

        Except as expressly provided herein, the terms of the Warrant Agreement shall remain in full force and effect without modification or amendment.

        IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of March 23, 1998.

                                   ACCUMED INTERNATIONAL, INC.



                                   By: /s/ PAUL F. LAVALLEE
                                      ---------------------
                                      Name:  Paul F. Lavallee
                                      Title: Chairman, Chief Executive Officer
                                                       and President


                                   COMMONWEALTH ASSOCIATES,
                                   a New York limited partnership

                                   By:  COMMONWEALTH MANAGEMENT CO., INC.,
                                   a New York corporation, its general partner



                                   By: \s\ JOSEPH D. WYNNE
                                      ---------------------
                                      Name: Joseph D. Wynne
                                      Title: Chief Financial Officer



                                       -7-